                                                                    Exhibit 99.1


                        LUTHER NEEDLESAFE PRODUCTS, INC.


                          INDEPENDENT AUDITOR'S REPORT

                                       AND

                              FINANCIAL STATEMENTS

                                      AS OF

                                DECEMBER 31, 2003

C O N T E N T S
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                                                                           PAGE
                                                                           ----

INDEPENDENT AUDITORS' REPORT                                                  1


FINANCIAL STATEMENTS
     Balance Sheet                                                            2
     Statement of Operations                                                  3
     Statement of Changes in Stockholders' (Deficit)                          4
     Statement of Cash Flows                                                  5
     Notes to Financial Statements                                        6 - 8

                          INDEPENDENT AUDITORS' REPORT



Board of Directors and Stockholders
Luther NeedleSafe Products, Inc.

We have audited the accompanying balance sheet of Luther NeedleSafe Products, Inc. ("Luther") as of December 31, 2003, and the related statement of operations, changes in stockholders' (deficit), and cash flows for the year then ended. These financial statements are the responsibility of Luther's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Luther NeedleSafe Products, Inc. as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 6 to the financial statements, effective April 1, 2004, Luther sold all of the assets of its Safety Huber Needles products line to the Med-Design Corporation.


Moss Adams LLP

Irvine, California
June 14, 2004


--------------------------------------------------------------------------------
See accompanying notes.                                                        1

LUTHER NEEDLESAFE PRODUCTS, INC.

BALANCE SHEET
DECEMBER 31, 2003
================================================================================

                                     ASSETS

CURRENT ASSETS
     Cash                                                           $    24,519
     Trade accounts receivable,                                          56,752
     Inventories,                                                        74,086
                                                                    -----------
           Total current assets                                         155,357

EQUIPMENT, net                                                           61,498
                                                                    -----------
              Total assets                                          $   216,855
                                                                    ===========

                     LIABILITIES AND STOCKHOLDERS' (DEFICIT)

CURRENT LIABILITIES
     Accounts payable and accrued expenses                          $   334,320
     Related Party Notes Payable                                        374,317
                                                                    -----------
           Total current liabilities                                    708,637
                                                                    -----------
COMMITMENTS AND CONTINGENCIES (NOTE 6)

STOCKHOLDERS' (DEFICIT)
     Common stock, $0.0001 par value; 50,000,000 shares authorized,
        10,000,000 shares issued and outstanding                          1,000
     Accumulated (deficit)                                             (492,782)
                                                                    -----------
           Total stockholders' (deficit)                               (491,782)
                                                                    -----------
              Total liabilities and stockholders' (deficit)         $   216,855
                                                                    ===========


--------------------------------------------------------------------------------
2                                                        See accompanying notes.

LUTHER NEEDLESAFE PRODUCTS, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003
================================================================================

REVENUE                                                              $  718,909
                                                                     ----------
OPERATING EXPENSES
    Cost of sales                                                       337,856
    Research and development                                              9,651
    General and administrative                                          579,136
                                                                     ----------
                                                                        926,643
                                                                     ----------

          (Loss) from operations                                       (207,734)

OTHER EXPENSE
    Interest expense, net                                               (47,056)
                                                                     ----------
          Net loss                                                   $ (254,790)
                                                                     ==========




--------------------------------------------------------------------------------
See accompanying notes.                                                        3

LUTHER NEEDLESAFE PRODUCTS, INC.
STATEMENT OF CHANGES IN STOCKHOLDERS' (DEFICIT)
YEAR ENDED DECEMBER 31, 2003
================================================================================

                                                           COMMON STOCK                                     TOTAL
                                                       -------------------------       ACCUMULATED       STOCKHOLDERS'
                                                         SHARES          AMOUNT         (DEFICIT)          (DEFICIT)
                                                        --------        --------      ------------       -------------
 BALANCE, DECEMBER 31, 2002                           10,000,000         $ 1,000       $ (237,992)        $ (236,992)

    Net loss                                                   -               -         (254,790)          (254,790)
                                                      ----------         -------       ----------         ----------
 BALANCE, DECEMBER 31, 2003                           10,000,000         $ 1,000       $ (492,782)        $ (491,782)
                                                      ==========         =======       ==========         ==========







--------------------------------------------------------------------------------
4                                                        See accompanying notes.

LUTHER NEEDLESAFE PRODUCTS, INC.

STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2003
================================================================================

OPERATING ACTIVITIES
    Net loss                                                                    $(254,790)
    Adjustments to reconcile net loss to net cash (used in)
      provided by operating activities:
       Depreciation and amortization                                                6,749
       (Increase) decrease in operating assets
          Accounts receivable                                                      (4,760)
          Inventories                                                             (50,537)
       Increase in operating liabilities
          Accounts payable and accrued expenses                                   286,962
                                                                                ---------
              Net cash provided by operating activities                           (16,376)
                                                                                ---------
INVESTING ACTIVITIES
    Purchases of equipment                                                        (68,247)
                                                                                ---------
              Net cash used in investing activities                               (68,247)
                                                                                ---------
FINANCING ACTIVITIES
    Proceeds from related party notes payable                                      96,200
                                                                                ---------
INCREASE IN CASH                                                                   11,577
                                                                                ---------
CASH
    Beginning of year                                                              12,942
                                                                                ---------
    End of year                                                                 $  24,519
                                                                                =========

                SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

 Cash payments for
    Interest                                                                    $  47,056
                                                                                =========
    State income taxes                                                          $     800
                                                                                =========

--------------------------------------------------------------------------------
See accompanying notes.                                                        5

LUTHER NEEDLESAFE PRODUCTS, INC.

NOTES TO FINANCIAL STATEMENTS
================================================================================

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       NATURE OF OPERATIONS - Luther Needle Safe Products, Inc. (the "Company") designs, medical needle devices intended to reduce the risk of accidental needle sticks. The Company focuses on quality products primarily for devices used in the administration of chemotherapy agents. In 2003, the Safety Huber Needle product line represented substantially all of the Company's operations.

       METHOD OF ACCOUNTING - The financial statements have been prepared utilizing the accrual basis of accounting.

       INVENTORIES - Inventories consist of finished goods and are stated at the lower of cost (first-in, first-out) or market value.

       PROPERTY AND EQUIPMENT - Property and equipment are stated at cost. Depreciation and amortization are provided for using the straight-line method over the estimated useful lives of the respective assets or the term of the respective capital lease obligation if less, generally 2 to 6 years.

       REVENUE - The Company recognizes revenue upon delivery of its product, (FOB destination) net of allowances for returns and discounts. Historically, returns and discounts have not been significant.

       COSTS AND EXPENSES - Cost of products sold includes manufacturing costs and expenses associated sterilization of the products. Research and development costs are expensed as incurred.

       IMPAIRMENT OF LONG-LIVED ASSETS - The Company evaluates long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. If the estimated future cash flows (undiscounted and without interest charges) from the use of an asset are less than the carrying value, a write-down would be recorded to reduce the related asset to its estimated fair value. To date, no such write-downs have occurred.

       INCOME TAXES - The Company's stockholders elected under the Internal Revenue Code and state law to be taxed as an S corporation. In lieu of corporate income taxes, the stockholders are taxed on their proportionate share of the Company's net income. However, the Company is subject to various state and franchise taxes.

       CUSTOMER CONCENTRATIONS - The Company had one customer which accounted for approximately 68 percent of the Company's revenue for the year ended December 31, 2003.

       SUPPLIER CONCENTRATIONS - The Company sources 100 percent of its products from two manufacturers. Management believes alternative contract manufacturers are available to the Company.


--------------------------------------------------------------------------------
6                                                        See accompanying notes.

LUTHER NEEDLESAFE PRODUCTS, INC.

NOTES TO FINANCIAL STATEMENT
================================================================================

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

NOTE 2 -EQUIPMENT

       Equipment at December 31, 2003 consists of:

            Molds                                               $  65,983
            Office furniture and equipment                          2,264
                                                                ---------
                                                                   68,247
            Less accumulated depreciation                           6,749
                                                                ---------
                                                                $  61,498
                                                                =========

       Depreciation expense for the year ended December 31, 2003 amounted to $6,749.


--------------------------------------------------------------------------------
See accompanying notes.                                                        7

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LUTHER NEEDLESAFE PRODUCTS, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 3 - RELATED-PARTY TRANSACTIONS

       RELATED PARTY NOTES PAYABLE - At December 31, 2003 the Company had notes payable to various related parties totaling $374,317. The notes bear interest at 10 percent per annum. The notes are due on demand.

NOTE 4 - COMMITMENTS AND CONTINGENCIES

       LEASE AGREEMENT - The Company entered into a non-cancelable office lease for its corporate facility in 2002, which expires in 2005. The lease agreement requires monthly base lease payment of $5,136. The Company leases equipment under various operating leases with terms varying from three to five years. The equipment leases are secured by the related equipment.

       Future minimum lease payments required under the operating lease agreement are as follows:

       Years ending December 31,
                  2004                                             $ 111,613
                  2005                                                88,239
                  2006                                                24,733
                                                                   ---------
                                                                   $ 224,585
                                                                   =========

       Rent expense under operating the lease was $111,549 for the year ended December 31, 2003.

NOTE 5 - CAPITAL STRUCTURE

       The Company is authorized to issue 5,000,000 shares of convertible preferred stock, at no par value, As of December 31, 2003, the Company has not issued any of its convertible preferred stock.


--------------------------------------------------------------------------------
8                                                        See accompanying notes.

LUTHER NEEDLESAFE PRODUCTS, INC.

NOTES TO FINANCIAL STATEMENTS
================================================================================

NOTE 6 - SUBSEQUENT EVENT

       On April 1, 2004, the Company sold all of the assets of its Safety Huber Needle product line to The Med-Design Corporation for total consideration of $5,600,000 in cash, $250,000 in stock Med-Design and an additional $1,150,000 in consulting fees and deferred payments.


--------------------------------------------------------------------------------
See accompanying notes.                                                        9